UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.____)
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FIRST INTERSTATE BANCSYSTEM, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Shareholders To Be Held on Friday, May 7, 2010
     Pursuant to the rules of the U.S. Securities and Exchange Commission, you are receiving this notice that the proxy materials for the First Interstate BancSystem, Inc. (“FIBS”) 2010 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the proxy materials and to download a proxy card. We will also mail you a proxy card in approximately two weeks. Your vote is important, and we encourage you to vote your shares by either downloading a proxy card or using the one we will send to you.
     This communication presents only an overview of the more complete proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
     The 2010 Annual Meeting of Shareholders will be held on Friday, May 7, 2010, at 8:00 a.m., local time, at First Interstate Bank, Operations Center, 1800 Sixth Avenue North, Billings, Montana 59101. At the annual meeting, shareholders of record at the close of business on February 28, 2010 will consider and vote upon the following proposals:
Proposal No. 1. The election of five directors to serve for a period of three years, or until their respective successors have been elected and qualified.
Proposal No. 2. The ratification of the appointment of McGladrey & Pullen, LLP as FIBS’ independent registered public accounting firm for the year ending December 31, 2010.
     The Board of Directors recommends that you vote FOR the two proposals.
     The proxy materials for the annual meeting are available at: www.mimics.com/FirstInterstate. The following materials are available for you to review:
•	Notice of Annual Meeting of Shareholders

•	Proxy Statement

•	Downloadable Proxy Card

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2009
     If you desire to download the proxy card now, please follow these instructions:
     1. Go to: www.mimics.com/FirstInterstate. 2. From there, click Proxy Card. 3. Print the proxy card on your local printer. 4. Complete, sign and date the proxy card. 5. Mail or deliver the proxy card to: Amy Anderson, Assistant Corporate Secretary, First Interstate BancSystem, Inc., 401 North 31st Street, Billings, Montana 59101.
     If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 23, 2010 to facilitate timely delivery. To request a copy of the proxy materials, you may (1) call 800-342-0633; (2) email Amy Anderson,

Assistant Corporate Secretary, amy.anderson@fib.com; (3) fill in the form on our web site at www.mimics.com/FirstInterstate; or (4) request them in writing from Amy Anderson, Assistant Corporate Secretary, at First Interstate BancSystem, Inc., 401 North 31st Street, Billings, Montana 59101.
     If you choose to attend the annual meeting and vote in person at the meeting, you may call 1-800-342-0633 for directions to the meeting.

By Order of the Board of Directors,
/s/ Thomas W. Scott
Thomas W. Scott
Chairman of the Board of Directors

Billings, Montana
March 26, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Shareholders To Be Held on Friday, May 7, 2010
(Savings and Profit Sharing Plan for Employees of
First Interstate BancSystem, Inc.)
     Pursuant to the rules of the U.S. Securities and Exchange Commission, you are receiving this notice that the proxy materials for the First Interstate BancSystem, Inc. (“FIBS”) 2010 Annual Meeting of Shareholders are available on the Internet. First Interstate Bank Wealth Management, Trustee of the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc (the “401(k) Plan”) is providing this notice to you as a participating member of the 401(k) Plan.
     Follow the instructions below to view the proxy materials and to download a Direction and Authorization to Vote Shares of FIBS Stock (“Direction and Authorization Form”). We will also mail you a Direction and Authorization Form in approximately two weeks. Your vote is important, and we encourage you to vote your shares by either downloading a Direction and Authorization Form or using the one we will send to you.
     This communication presents only an overview of the more complete proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
     The 2010 Annual Meeting of Shareholders will be held on Friday, May 7, 2010, at 8:00 a.m., local time, at First Interstate Bank, Operations Center, 1800 Sixth Avenue North, Billings, Montana 59101. At the annual meeting, shareholders of record at the close of business on February 28, 2010 will consider and vote upon the following proposals:
Proposal No. 1. The election of five directors to serve for a period of three years, or until their respective successors have been elected and qualified.
Proposal No. 2. The ratification of the appointment of McGladrey & Pullen, LLP as FIBS’ independent registered public accounting firm for the year ending December 31, 2010.
     The Board of Directors recommends that you vote FOR the two proposals.
     The proxy materials for the annual meeting are available at: www.mimics.com/FIBWealthManagement. The following materials are available for your review:
•	Notice of Annual Meeting of Shareholders

•	Proxy Statement

•	Downloadable Direction and Authorization Form

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2009
     To download the Direction and Authorization Form, follow these instructions:

     1. Go to www.mimics.com/FIBWealthManagement. 2. From there, click Direction and Authorization Form. 3. Print the Direction and Authorization Form on your local printer. 4. Complete, sign and date the Direction and Authorization Form. 5. Mail or deliver the Direction and Authorization Form to: First Interstate Wealth Management, Attn: Retirement Services, P.O. Box 30918, Billings, Montana 59116.
     If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 23, 2010 to facilitate timely delivery. To request a copy of the proxy materials, you may (1) call 1-800-342-9599; (2) email Cheryl McCarten, cheryl.mccarten@fib.com; (3) fill in the form on our web site at: www.mimics.com/FIBWealthManagement; or (4) request them in writing from Cheryl McCarten at First Interstate Wealth Management, Attn: Retirement Services, 401 North 31st Street, Billings, Montana 59101.
     If you choose to attend the annual meeting and vote in person at the meeting, you may call 1-800-342-9599 for directions to the meeting.

First Interstate Bank Wealth Management, Trustee of the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc.

Billings, Montana
March 26, 2010